Azzad Ethical Fund (ADJEX)

SUMMARY PROSPECTUS

November 1, 2019

Before you invest, you may want to review the Azzad Ethical Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.azzadfunds.com/prospectus. You can also get this information at no cost by calling 1-888-350-3369 or by sending an email request to info@azzadfunds.com. The Fund’s prospectus and statement of additional information, both dated November 1, 2019 and most recent report to shareowners, dated June 30, 2019, are incorporated by reference into this Summary Prospectus.

Azzad Funds c/o Mutual Shareholder Services

8000 Town Center Drive, Suite 400 Broadview Heights, OH 44147

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the reports will be made available on the Funds’ website https://www.azzadfunds.com/mutual-funds/, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Azzad Ethical Fund Summary (ADJEX)

Investment objective

Azzad Ethical Fund’s investment objective is to provide shareholders with long-term total returns using means that are consistent with the Adviser’s ethical principles.

Fees and expenses of the Fund

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a % of amount redeemed within 90 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and/or Service (12b-1) fees	0.15%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.14%
Fee Waiver/Expense Reimbursement*	(0.15)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.99%

*The Fund’s Adviser has agreed to contractually waive all or a portion of its fees and/or reimburse the Fund for certain operating expenses, to the extent necessary to limit the fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Fund invests; and litigation and other extraordinary expenses) to 0.99% of average daily net assets through December 1, 2023. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years from the time the fees were  waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. These agreements may be terminated only by the Fund’s Board of Trustees.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$101	$315	$565	$1,328

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49.29% of the average value of its portfolio.

Principal investment strategy

Under normal market conditions, the Fund will invest in securities of mid-capitalization companies included in the Russell MidCap® Growth Index (the “Index”) at the time of purchase. The companies in the Index will be screened for companies that comply with the Fund’s ethical investment restrictions, and those companies that fail to meet these criteria will be removed. The remaining companies will then be subject to the sub-adviser’s quantitative model to select the securities for the Fund’s portfolio. Under normal market conditions, the Fund will invest at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in securities meeting the Fund’s ethical investment criteria.

The Fund seeks total return, which includes income from dividends and capital appreciation of portfolio securities held by the Fund.

The Index includes domestic, mid-cap companies whose earnings are expected to grow at an above-average rate relative to the market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. As of September 30, 2018, the average market cap of the Russell Midcap® Growth Index was approximately $18.50 billion. The size of the companies in an index changes with market conditions and the composition of the index.

The Fund’s sub-adviser, Ziegler Capital Management, LLC (“ZCM”) will seek to achieve the Fund’s objective by incorporating its proprietary, quantitative model of historical valuation, growth, profitability and other factors to identify stocks that may have the potential to provide a higher total return than that of the Index. Generally, ZCM will attempt to overweight stocks with positive characteristics identified by its quantitative model (higher cash flow return on investment “CFROI” profitability measures, higher/ more stable profitability, higher/more profitable sales growth, positive price momentum, relative low price/earnings measures) and underweight (or avoid altogether) stocks with negative characteristics (lower CFROI profitability measures, declining/volatile profitability, lower/more volatile sales growth, declining price momentum, relative high price/earnings measures).  Using various optimization techniques, ZCM will construct a portfolio that is designed to closely track the risk profile of the Index (e.g., beta, size, volatility). Although the Fund will not hold all the stocks in the Index, ZCM expects that there will be a close correlation between the performance of the Fund and that of the Index in both rising and falling markets.

The Fund may also invest in real estate-related securities including real estate investment trusts (“REITs”) when such securities are included in the Index.

ZCM will decide which securities to purchase for the Fund. ZCM will sell a security if it falls out of compliance with the Fund’s ethical investment restrictions. The Fund’s Adviser evaluates whether a security continues to meet the Fund’s ethical investment restrictions on a quarterly basis, and, if the Adviser believes a security no longer meets the Fund’s ethical investment restrictions, ZCM will be instructed to sell such security. ZCM may also sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others. ZCM will also sell securities that are removed from the Index.

If ZCM’s strategies do not work as intended, the Fund may not achieve its objective.

ZCM evaluates companies by combining a proprietary quantitative model that scores stocks with a fundamental evaluation that confirms the attractiveness of the top-scoring stocks. This multi-factor model uses cash flow analysis to identify stocks that are trading at or below their fair market value. ZCM believes that inflation adjusted returns and cash flow analysis provide the most accurate measure of a company’s value.

To take advantage of market inefficiencies, the Fund may be actively traded. During these periods, the Fund may have a higher turnover rate.

Ethical Investment Restrictions

The Fund does not invest in corporations that derive substantial revenue (defined as more than 5% of total revenue) from alcohol, tobacco, pornography, pork, gambling, hydraulic fracturing, private prisons or weapons industries as determined by the Adviser. The Fund also will not invest in securities or other instruments that derive revenue from the receipt of interest from lending arrangements, preferred stocks and convertible securities or other instruments that pay interest from lending, or from the receipt of gains from futures contracts, trading debt or trades that involve exchanging the same kind of monetary instruments (such as the same type of currency).

The Fund is non-diversified and may invest a larger percentage of its assets in fewer companies than diversified funds, exposing it to more volatility and/or market risk than diversified funds.

Principal risks of investing in the Fund

Although the Adviser makes every effort to achieve the Fund’s objective, the Adviser cannot guarantee it will attain that objective. You could lose money by investing in this Fund. The principal risks include:

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Medium-capitalization stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks also could be more volatile than large-capitalization stocks. Medium-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

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Growth stocks can react differently to issuer, political, market, and economic developments than the market, and other types of stocks. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

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Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Fund invests primarily in securities issued by mid-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by large companies. Medium-sized companies typically have less seasoned management, narrower product lines, and less capital reserves and liquidity than larger companies.

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The sub-adviser’s quantitative model may not sufficiently allow for existing or unforeseen market factors or the interplay between such factors. Funds that are managed according to a quantitative investment model can perform differently from the market based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance. There is no guarantee that the use of these investment models will result in effective investment decisions for the Fund.

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The stock market may fall in value, causing prices of stocks held by the Fund to fall. Stock prices fluctuate based on changes to a company’s financial condition, on overall market and economic conditions and on investors’ perception of a company’s soundness. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

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The Fund is non-diversified and may invest a larger percentage of its assets in fewer companies exposing it to more volatility and/or market risk than diversified funds. The Fund also generally avoids companies in certain economic sectors, and its performance may suffer if these sectors outperform the overall stock market.

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The Fund’s ethical investment restrictions do not allow investing in certain businesses, and there are broad limitations upon the types of securities or other instruments in which the Fund may invest, as well as upon commonly used investment techniques. As a result, the Fund will not be able to participate in strong performance from those businesses and may not be able to earn income comparable to other funds from non-invested assets.

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The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.

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The Fund is subject to management risk because it is an actively managed portfolio. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation or depreciation potential.

You should consider investing in the Fund if you are looking for long-term total return and are willing to accept the associated risks.

Performance

The following bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a calendar 1-year, 5-year and 10-year period compare with those of a broad measure of market performance. To obtain updated performance information, please call 888-350-3369. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Annual Total Returns for the Years Ended December 31

For the period 01-01-2019 through 09-30-2019 the total return for the Fund was 21.04%

Best Quarter: ended 6-30-2009: 23.72%

Worst Quarter: ended 12-31-2008: -25.23%

The Fund’s inception date was December 22, 2000

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years
Return Before Taxes	-3.28%	4.12%	13.33%
Return After Taxes on Distributions	-5.00%	2.58%	11.93%
Return After Taxes on Distributions and Sale of Fund Shares	-1.31%	3.03%	10.93%
Russell Mid Cap Growth (reflects no deduction for fees, expenses or taxes)	-4.76%	7.53%	15.10%

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if your Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs) or 401(k) plans.

Investment Adviser

Azzad Asset Management, Inc. is the investment adviser to the Fund.

Investment Sub-Adviser

Ziegler Capital Management, LLC is the sub-adviser to the Fund.

Portfolio Manager

Christian J. Greiner, CFA,

Senior Portfolio Manager at Ziegler Capital Management, LLC.

Managing the Fund since 2013

Buying and Selling Shares

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open.

Minimum to Open Fund Account	Minimum to Open IRA Account	Minimum Additional Investment	Minimum to Open Coverdell Account
$1,000	$500	$50	$500

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.azzadfunds.com or by calling 888-350-3369). Make your check payable to the Fund and mail to: Azzad Funds c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

You may redeem your shares at any time at the NAV per share next determined after the transfer agent receives your redemption request. If your redemption request is received prior to close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), your redemption will be priced the same day.  You can submit your request to redeem shares to the Fund by telephone by calling 888-350-3369 or by mail to: Azzad Funds c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.